SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

Community Bancorp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

400 South 4th Street, Suite 215

Las Vegas, Nevada 89101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2006

12:00 P.M.

TO THE SHAREHOLDERS OF COMMUNITY BANCORP :

THIS IS TO NOTIFY YOU that pursuant to its Bylaws and the call of its Board of Directors, Community Bancorp (the “Company”) will hold its 2006 Annual Meeting of Shareholders (the “Meeting”) at the City Centre Office of Community Bank of Nevada, 400 S. 4th Street, Suite 110, Nevada on Thursday, May 18, 2006 at 12:00 p.m. local time for the purpose of considering and voting on the following matters:

1.	Election of Directors. To consider and vote upon approval to elect seven (7) persons to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Shareholders and until their successors have been elected and have qualified.

2.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment thereof.

You may vote at the Meeting if you were a shareholder of record at the close of business on April 10, 2006.

In connection with nominations for Directors, Section 13 of the Company’s Bylaws provides:

“Nominations for the election of Directors may be made by the Board of Directors or by any shareholder entitled to vote in the election of Directors. However, a shareholder may nominate a Director if and only if the shareholder gives timely written notice of his or her intent to make the nomination or nominations. The shareholder’s notice shall be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date on which the Corporation’s proxy materials were mailed to shareholders for the annual meeting in the preceding year, and no more than 120 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s annual meeting, or if the Corporation did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary a reasonable time before the Corporation mails its proxy materials for the annual meeting, but in any event at least 30 days before the Corporation mails its proxy materials for the annual meeting. The shareholder’s notice of his or her intent to make a nomination must set forth the following—

(a) the name and address, as they appear on the Corporation’s books, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made, as well as the name and address of each person(s) nominated by the shareholder,

(b) a representation that the shareholder giving the notice is a holder of record of stock of the Corporation entitled to vote at the annual meeting and that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice,

(c) the class and number of shares of stock of the Corporation owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made,

(d) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person(s) (naming such person(s)) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice,

(e) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, and

(f) the signed consent of each nominee to serve as a Director of the Company if so elected.

If the presiding officer determines that a nomination was not made in accordance with these Bylaws, the presiding officer of the annual meeting will so declare to the meeting, and the defective nomination will be disregarded.”

IT IS VERY IMPORTANT THAT YOU VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

By order of the Board of Directors

/s/ Cathy Robinson
Cathy Robinson Secretary

Dated: April 18, 2006

COMMUNITY BANCORP

PROXY STATEMENT

THE MEETING

Information Concerning the Solicitation

You are receiving this Proxy Statement from Community Bancorp in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Shareholders to be held at the City Centre Office of Community Bank of Nevada, 400 S. 4th Street, Suite 110, Nevada on May 18, 2006 at 12:00 p.m. local time (the “Meeting”). This Proxy Statement is being mailed to our shareholders on or about April 18, 2006.

You may vote at the Meeting if you were a shareholder of record on April 10, 2006. There were 7,383,753 shares of the Company’s Common Stock, par value $.001 each, outstanding and entitled to be voted on such date.

You are entitled to one vote for each share you held on the record date.

You have the power to revoke your proxy prior to its exercise. You may revoke your proxy:

•	prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or

•	by attending and voting at the Meeting.

The Inspectors of Election for the Meeting will count votes cast by proxy or in person at the Meeting. The Inspectors will treat abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, the Inspectors of Election will vote each valid proxy, which is not revoked,

•	“FOR” the Company’s nominees for the Board of Directors

and, in the proxy holders’ judgment, on such other matters, if any, which may properly come before the Meeting.

The directors receiving the greatest number of votes will be elected.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. The Company will furnish copies of proxy materials to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, Directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

The Company has only one class of shares outstanding, Common Stock.

As of March 10, 2006, the Company knew of no persons who owned more than five percent (5%) of the outstanding shares of its common stock except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
5% Owners:

Caxton Associates LLC 500 Park Avenue 9th Floor New York, NY 10022-1606	698,000	9.5%

Och-Ziff Capital Management LP 9 West 57th Street 39th Floor New York, NY 10019-2701	526,245	7.1%

Charles R. Norton c/o Community Bancorp 400 S. 4th Street, Suite 215 Las Vegas, NV 89101	375,740	5.1%

Security Ownership of Management

The following table sets forth the shares of common stock beneficially owned as of March 10, 2006, by each Director and each named executive officer as a group:

Name and Address of Beneficial Owner (1)	Relationship with Company	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Don F. Bigger	Executive Vice President/ Credit Administration	5,852[4]	0.1%

Jacob D. (Jay) Bingham	Director	37,330[5]	0.5%

Cassandra L. Eisinger	Executive Vice President/ Chief Operations Officer	7,790[6]	0.1%

Bruce Ford	Executive Vice President/ Chief Credit Officer	— [7]	0.0%

Edward M. Jamison	Chairman of the Board/ Chief Executive Officer	300,018[8]	4.0%

Charles R. Norton	Director	375,740[9]	5.1%

Thomas McGrath	Executive Vice President/ Chief Risk Officer	320[10]	0.0%

Cathy Robinson	Executive Vice President/ Chief Financial Officer	36,604[11]	0.5%

Lawrence K. Scott	Director, Executive Vice President/ Chief Operating Officer	29,455[12]	0.4%

Gary W. Stewart	Director	23,140[13]	0.3%

Russell C. Taylor	Director	289,803[14]	3.9%

Jack Woodcock	Director	49,050	0.7%

All directors and executive officers of the Company as a group (12 persons)		1,155,102[15]	15.6%

(1)	The address for all persons listed is c/o Community Bancorp, 400 S. 4th Street, Suite 215, Las Vegas, Nevada 89101.
(2)	Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, each Director and executive officer listed above possesses sole voting power and sole investment power for the shares of the Company’s Common Stock listed.
(3)	Includes shares of Common Stock subject to stock options exercisable within 60 days.
(4)	Includes 100 shares held in HMB Associates, a partnership, 5,552 shares subject to stock options exercisable within 60 days.
(5)	Includes 32,080 shares held in the Bingham Family Trust, 5,000 shares subject to stock options exercisable within 60 days.
(6)	Includes 7,540 shares subject to stock options exercisable within 60 days.
(7)	No shares held.
(8)	Includes 226,018 shares held in the Jamison Family Trust and 74,000 shares of Common Stock subject to stock options exercisable within 60 days.
(9)	Includes 370,740 shares held in the Charles R. Norton Trust, 5,000 shares subject to stock options exercisable within 60 days.
(10)	Includes 320 shares held as Thomas P. McGrath (IRA) FCC as Custodian.
(11)	Includes 1,000 shares held in J. Robinson Inc. and 22,854 shares of Common Stock subject to stock options exercisable within 60 days.
(12)	Includes 23,205 shares of Common Stock subject to stock options exercisable within 60 days.
(13)	Includes 18,140 shares held jointly with Mr. Stewart’s wife, 5,000 shares subject to stock options exercisable within 60 days.
(14)	Includes 284,764 shares held in the name of Russell C. Taylor TTEE and 5,031 shares of Common Stock subject to stock options exercisable within 60 days.
(15)	Includes 153,190 shares of Common Stock subject to stock options exercisable within 60 days.

CORPORATE GOVERNANCE

Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct. Additionally, as part of a highly regulated industry, the new corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and NASDAQ (our common stock is listed on the NASDAQ national market) are relatively familiar. For instance, we believe that at least a majority of our Directors have been “independent” at Community Bank of Nevada since inception and that it has been the case at Community Bancorp since it was formed in 2002. We have for some time delegated policy making and oversight functions to committees which also consist of independent Directors. We have also adopted a formal corporate code of conduct.

Corporate Governance Guidelines

We have formalized our previous corporate governance practices into a set of Corporate Governance Guidelines, which include guidelines for determining Director independence and reporting concerns to non-employee Directors. You can obtain all of our corporate governance materials, including the Corporate Governance Guidelines and committee charters, from the “Investors” portion of our website at www.communitybanknv.com, or by writing to: 400 S. 4th Street, Suite 215, Las Vegas, Nevada 89101. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted.

Board of Directors

Community Bancorp is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman of the Board/Chief Executive Officer and other officers regarding matters of concern and interest to Community Bancorp as well as by reviewing materials provided to them. During 2005, there were twelve (12) meetings of the Board.

Director Independence

It is the Board’s objective that at least a majority of the Board consists of independent directors. For a Director to be considered independent, the Board must determine that the Director does not have any material relationship with the Company and is otherwise an “independent director” within the meaning of the NASDAQ rules. The Board has determined that the following five (5) Directors (constituting 71% of the entire Board) satisfy NASDAQ’s requirements: Bingham, Norton, Stewart, Taylor, and Woodcock.

The NASDAQ rules require all members of the audit, the compensation, and the corporate governance/nominating committees to be independent directors. Members of the audit committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their Director compensation. The Board has determined that all members of the audit, compensation, and nominating and corporate governance committee satisfy the relevant independence requirements.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders’ meeting. In 2005, all members of the Board attended our annual shareholders meeting. Each of the Directors who was a Director during all of 2005 attended at least 75% of the meetings of the Board and committees on which they served in 2005.

Communication with the Board of Directors

The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in Section XVI of the Corporate Governance Guidelines a process by which a shareholder may communicate directly in writing to the Board. A shareholder may provide written communication to the Board by addressing a letter to the Chairman of the Board, Community Bancorp, 400 S. 4th Street, Suite 215, Las Vegas, Nevada 89101. Because communications to the Board can be junk mail or spam, or relate to products and services, be solicitations, advertisements or job inquiries or otherwise relate to improper or irrelevant topics, a process has been approved by not less than a majority of the independent Directors for screening communications.

Director Nomination Process

The Corporate Governance/Nominating Committee is responsible for recommending for the Board’s selection the slate of Director nominees for election to our Board and for filling vacancies occurring between annual meetings of shareholders.

This committee will consider shareholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section IV “Shareholder Recommendations” of our Corporate Governance Guidelines. That section provides that shareholders may submit recommendations in writing to the Chairman of the Corporate Governance/Nominating Committee at our headquarters office. Each recommendation should identify the proposed nominee and any additional information the person making the recommendation believes would be useful in evaluating the proposed nominee. Shareholders are reminded that proposing a nominee in this fashion does not constitute a shareholder nomination of a proposed Board member. To actually nominate a person for Board membership a shareholder must comply with Section 13 of our Bylaws. The committee’s non-exclusive list of criteria for Board members is set forth in Section IV “Criteria” of of our Corporate Governance Guidelines, and includes:

•	personal qualities and characteristics, accomplishments and reputation in the local business community;

•	current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	diversity of viewpoints, background and experience.

The committee conducts surveys and otherwise seeks out the identity of possible candidates for the Board on an ongoing basis. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. At present, the Corporate Governance/Nominating Committee does not engage a third party to identify and evaluate potential Director candidates. All of the nominees approved by the Corporate Governance/Nominating Committee for election at the 2006 Annual Meeting were recommended by management and the Board.

Meetings of Independent Directors

The Corporate Governance Guidelines provide that the independent directors will meet without any management Directors present at least 2 times each year. In 2005, the independent Directors met two (2) times.

Code of Conduct

We expect all of our Directors, officers (including our Chief Executive Officer and Chief Financial Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in our various policies relating to Director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. The Board has adopted a comprehensive code of conduct reflecting these policies. Our code of conduct is an exhibit to our Form 10-K for the year ended December 31, 2005. Any change to or waiver of the code of conduct (other than technical, administrative, and other non-substantive changes) will be reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board or the Corporate Governance/Nominating Committee may consider a waiver for an executive officer or Director, we do not expect to grant such waivers. Copies of our code of conduct, other corporate governance documents, and other filings we make with the SEC are posted on our website at www.communitybanknv.com.

Committees of the Board

Among other committees, we have an Audit Committee, Corporate Governance/Nominating Committee and Compensation Committee. The following section describes for each of these three committees, its current membership, the number of meetings held during 2005 and its function.

Audit Committee. Directors Stewart (Chairman), Bingham, Norton, Taylor and Woodcock.

This Committee met twelve (12) times in 2005. Each member is an “independent director,” as defined by the NASDAQ rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, our Board has determined that Gary Stewart is an “audit committee financial expert,” as defined by the SEC rules.

Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems, internal controls, financial reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within Community Bancorp. The Audit Committee’s authorities and responsibilities are set forth in the Audit Committee Charter. A copy of the Audit Committee’s Charter was attached to our proxy statement for our 2005 Annual Meeting of Shareholders, and is available in the “Investors” section of our website at www.communitybanknv.com. A copy of the Audit Committee’s Report for the year-ended December 31, 2005 is attached as Appendix “A” to this proxy statement.

Corporate Governance/Nominating Committee. Directors Bingham (Chairman), Norton, Stewart, Taylor and Woodcock.

Each member of the committee is an “independent director,” as defined by the NASDAQ rules. The committee met two (2) times in 2005. The committee will, among other things:

•	identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as Directors at the Annual Meeting of Shareholders;

•	develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Community Bancorp and Directors;

•	identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	conduct an annual evaluation of the performance of the Board and report conclusions to the Board;

•	develop and recommend to the Board a set of corporate governance principles applicable to Community Bancorp and review those principles at least once a year; and

•	review and recommend any needed changes, and address questions which may arise with respect to the code of conduct.

Compensation Committee. Directors Woodcock (Chairman), Bingham, Norton, Stewart and Taylor.

Each member of the committee is an “independent director,” as defined by the NASDAQ rules. This committee met two (2) times in 2005. The committee will, among other things:

•	establish proper compensation goals for the Chief Executive Officer and other executive officers and recommend to the Board for action at an executive session the compensation of these officers based on their performance in light of these goals;

•	review and recommend to the Board for action at an executive session the compensation of non-management Directors;

•	make recommendations to the Board with respect to incentive compensation and equity-based compensation plans; and

•	evaluate management succession plans.

A copy of the Compensation Committee’s Report for the year ended December 31, 2005 is attached as Appendix “B” to this proxy statement.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee was a current or former officer or employee of Community Bancorp or its subsidiary during the year.

PROPOSAL NO. 1

ELECTION OF DIRECTORS OF THE COMPANY

Community Bancorp’s Bylaws and implementing resolutions provide for us to have at least 5 and no more than 25 Directors. The current size of our Board is seven (7) members. The Directors so elected at each Annual Meeting of Shareholders shall hold office for one year and until their successors are elected and qualified.

Set forth below is the slate of Directors to be considered for reelection. In the event that any of the nominees should be unable to serve as Director, it is intended that proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

Name	Age	Position/Background

Jacob D. Bingham	52

Director of the Company and the Bank since 1998.

Mr. Bingham is one of the founding partners of the Juliet Companies, the parent company of Falcon Homes/Falcon Development and Juliet Property Company. He has worked in the construction industry for 28 years, and has been involved in the development and construction of over 6,000 homes. Mr. Bingham is the owner and President of JDB, a national and local governmental consulting firm, that works on many public and private issues. From 1981 until 1985, Mr. Bingham served as Chairman of the Clark County Commission from 1985 until 1996. Mr. Bingham also is actively involved in the community, particularly in church and youth organizations. He was instrumental in bringing together a Gang Task Force and introduced a “Six-Point” Plan to arrest gang activity in Clark County. He is on the Board of Fellows for Southern Utah University and serves as Vice Chairman of the Colorado River Commission for the State of Nevada.

Edward M. Jamison	58	Chief Executive Officer, Chairman of the Board, Director and Founder of Community Bancorp, the parent company and Community Bank of Nevada.

		Prior to the founding of Community Bank, he was the President, Chief Executive Officer, Vice Chairman of the Board and Founder of Nevada Community Bank, which was founded in 1989. Nevada Community Bank was sold to First Security Corporation in 1994. Both banks have been headquartered in Las Vegas, Nevada. From 1984-1989, Mr. Jamison served as the Senior Vice President of First Security Financial, a wholly owned subsidiary of First Security Corporation in Salt Lake City, Utah. From 1976 to 1984, Mr. Jamison served as President, Chief Executive Officer and Chairman of the Board of Commerce First Thrift, and Commerce Financial, a financial institution holding company, headquartered in Salt Lake City, Utah. Mr. Jamison is the past Chairman of the Opportunity Village Foundation, the past Chairman and current Director of the Las Vegas Natural History Museum, past President and Director of the Las Vegas Southwest Rotary Club, and is past President/Chairman and current Director of the Board of the Better Business Bureau of Southern Nevada. He is Chairman and Director of the Western Independent Bankers Association, Member of the Board of Directors of the Western Independent Bankers Service Corporation and Chairman of the Nevada Community Reinvestment Corporation, member of the Board of the National Advisory Council for Small Business Administration, (SBA) and member of the Legislative Committee for the American Bankers Association. In addition, Mr. Jamison is a member of the Las Vegas Chamber of Commerce, Nevada Development Authority and the Boy Scouts of America.

Name	Age	Position/Background

Charles R. Norton	56	Director of the Company and the Bank since 1998.

		After graduating from Southern Utah University in 1971 with a bachelor’s degree in Economics and Physical Education, Mr. Norton taught high school in the Salt Lake City, Utah area. He worked for the City and County of Toole, Utah as the Parks and Recreations Director and the Director of Sewer and Water and Cemetery & City Shop. In 1979, Mr. Norton founded Tri-T Incorporated Construction Company & Development in St. George Utah. In 1986, Mr. Norton expanded into operations in Las Vegas. Since moving to Las Vegas, Mr. Norton has become involved in many diverse ventures including Par 3 Landscape Construction, Par 3 Investment Company, C&R Masonry, Inc., Southwest Pools and Landscaping, Amazon Masonry, Inc., Corporation, Summit Construction and Venture Development in Mesquite, Nevada where he was involved in construction development of many projects. In 2002, he sold his Tri-T Corporation to Valley Crest of California where he was retained as Vice President of Completion of the Wynn Las Vegas Hotel. Mr. Norton has since sold and retired all of his construction and development companies. In 1998 Mr. Norton was named to the Board of Directors of Community Bank of Nevada. He also serves on the Board of Fellows for Southern Utah University where he played football and baseball.

Lawrence K. Scott	46

President of the Bank, Executive Vice President/Chief Operating Officer, Director of the Company and Bank since 2005.

Prior to joining Community Bank of Nevada in 2002, Mr. Scott was an Executive Vice President and Chief Credit Officer at First Security Bank of Nevada from 1994 to 2001. Mr. Scott currently serves on the Board of Directors of the Girls and Boys Town of Nevada. He is a former Las Vegas Founders member and a former member of the Board of Directors of Big Brothers and Big Sisters of Southern Nevada and the Boulder Dam Area Council of the Boy Scouts of America. Mr. Scott has over 20 years of experience in the banking industry, with his entire career spent in the Las Vegas market. Mr. Scott holds a bachelor’s degree from Utah State University and a master’s degree in business from National University, as well as a banking degree from Pacific Coast Banking School at the University of Washington.

Gary W. Stewart	64

Director of the Company and the Bank since 1994.

Mr. Stewart is a founding partner of the Las Vegas firm of certified public accountants, Stewart, Archibald and Barney. Mr. Stewart has been actively engaged as a CPA in Las Vegas since 1966 and recently retired in December 2005. Prior to opening his own practice in 1972, Mr. Stewart was employed by Joseph Bentley and Company, a Los Angeles certified public accounting firm, thereafter by the Las Vegas certified public accounting firm. Mr. Stewart is a two-time chairman of the Nevada CPA Foundation for the Education and Research and has also served on the Boards of the Boulder Dam Area Council of Boy Scouts of America and Cumorah Credit Union. He holds a bachelor’s degree in accounting from Brigham Young University in Provo, Utah.

Name	Age	Position/Background

Russell C. Taylor	80

Director of the Company and the Bank since 1994.

Mr. Taylor served as Director of Nevada Community Bank from its inception in 1990 until its sale in 1993. Mr. Taylor served in the Quorum of the Seventy of the Church of Jesus Christ of Latter Day Saints with headquarters in Salt Lake City, Utah and was responsible for the European and African region for the church. Mr. Taylor previously served as President of the Galbraith and Green, Inc., a Colorado-based national employee benefits firm, until his retirement from that concern. Mr. Taylor serves on the Dixie State College National Advisory Council in St. George and also serves on the Board of Directors of Dixie State College Celebrity Concert Series. He holds a bachelor’s degree in Economics from Brigham Young University in Provo, Utah.

Jack Woodcock	62	Director of the Company and the Bank since 2005.

Mr. Woodcock began his banking association in 1997 as a founding Director of US Savings bank, which later became Bank of Commerce. In August 2005, Bank of Commerce was merged with Community Bank of Nevada.

Mr. Woodcock began his real estate career in 1974 and in November 1979, he was a founder of the Americana Group, Realtors, now known as Prudential Americana Group, Realtors. Mr. Woodcock is very active in the Local, State and National Association of Realtors and serves on committees at all levels. He served as the Advisory Committee Chairman for the Institute for Real Estate Studies at the University of Nevada-Las Vegas and is still active on the committee. Mr. Woodcock has long held membership in the Las Vegas Southwest Rotary Club, and is also active in the Las Vegas Executives Association. He is a member of the Board of Trustees for the Nevada Development Authority, the Las Vegas Chamber of Commerce and a past member of the Board of Trustees for the Las Vegas Symphony.

Set forth below are the non-Director executive officers of the Company and the Bank:

Don F. Bigger, Executive Vice President, Chief Credit Administration Officer, age 54, joined us in 2002 and has over 20 years of banking experience in Southern Nevada. Prior to joining us in 2002, Mr. Bigger held lending positions with Washington Mutual Bank, Wells Fargo Bank, First Security Bank and Valley Bank of Nevada. Mr. Bigger is a Major in the U.S. Army Reserve (Inactive Reserve). He has been a member of the National Board of Directors of the Brigham Young University Alumni Association since 1997. Mr. Bigger holds a B.S. degree from Brigham Young University, and is a graduate of the Pacific Coast Banking School at the University of Washington.

Cassandra Eisinger, Executive Vice President and Chief Operations Officer, age 44, joined us in 2004 to oversee operations and our branches. She previously managed the branches of Nevada State Bank, a Zions Bancorporation subsidiary, and has over 24 years of experience in the banking industry. From 2002 to 2003, Ms. Eisinger served as the Distinguished Governor of the Arizona/Southern Nevada Civitan District, and served as the Governor Elect from 2001 to 2002. Ms. Eisinger attended the University of Wisconsin’s Bank Administrative Institute.

Bruce Ford, Executive Vice President and Chief Credit Officer, age 41, joined us in 2005 and has over 21 years of banking experience. Mr. Ford oversees loan production throughout the Bank and provides direction and leadership to the loan officers. Prior to joining us, Mr. Ford held the position of Senior Regional Credit Officer for Wells Fargo Bank. Mr. Ford has also served in a number of other capacities in the banking industry. Mr. Ford is a graduate of the University of Nevada-Las Vegas with a bachelor’s degree in Business Administration. He has earned a Graduate Banking Certificate from Pacific Coast Banking School at the University of Washington and is presently attending the Consumer Banking Association Graduate School of Retail Banking Management. Mr. Ford is a 2004 graduate of Leadership Las Vegas and a long time, active member of the UNLV Alumni Association.

Cathy Robinson, Executive Vice President and Chief Financial Officer, age 46, joined us in 1995 shortly after we commenced operations. With more than 30 years of experience in the banking industry, she previously served as a Chief Financial Officer for a community bank located in southern California. Ms. Robinson attended the University of California, Riverside, the California Intermediate Banking School and the ABA Graduate School of Bank Investments.

Thomas P. McGrath, Executive Vice President and Chief Risk Manager, age 61, Mr. McGrath came to Community Bank of Nevada after over 30 years in banking supervision with the Office of Comptroller of Currency and the Federal Reserve Bank of San Francisco. He also served for six years with the Federal Reserve Board of Governors and most recently as a Manager, Financial Risk Management, Bank Regulatory Advisory Group for KPMG LLP in Washington, D.C. His undergraduate degree is from the College of Business at the University of Utah and he holds degrees from the University of Oklahoma, Graduate School of Lending and the University of Wisconsin, Graduate School of Banking. Mr. McGrath is a member of the Global Association of Risk Professionals and is a Certified Bank Auditor.

Compensation of Directors

During 2005, for their service on both Boards, each Director of Community Bank of Nevada and Community Bancorp received a retainer of $7,500 with an additional $1,500 paid to Directors holding a committee chairmanship and a fee of $1,500 per Board of Directors meeting attended and $250 per Loan Committee meeting (Community Bancorp and Community Bank of Nevada) attended. For 2006, each Director of Community Bank of Nevada and Community Bancorp will receive a retainer of $8,000 with an additional $1,500 paid to Directors holding a committee chairmanship other than Audit Committee Chairman. The Audit Committee Chairman will receive a fee of $2,500 per Board of Directors meeting and all other Directors will receive a fee of $1,500 per Board of Directors meeting attended and $250 per Loan Committee meeting (Community Bancorp and Community Bank of Nevada) attended.

Directors are eligible to receive stock option grants under our 2005 Equity Based Compensation Plan. Effective July 21, 2005, Directors Bennett, Bingham, Norton, Stewart and Taylor each received a stock option grant for 5,000 shares of our common stock at an exercise price of $31.55. The exercise price was based on the market value on the date of grant. The options are fully exercisable at six months from the date of grant and expire on July 21, 2015.

Executive Compensation

The following table sets forth a summary of certain information concerning compensation awarded to or paid by us for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and executive officers earning $100,000 or more in salary and bonus, or named executive officers, during fiscal year 2005.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensa- tion ($)(2)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs*($)	LTIP* Payouts ($)	All Other Compensa- tion ($)
Edward M. Jamison Chief Executive Officer	2005 2004 2003	300,000 268,890 235,718	475,000 240,000 180,000	18,000 18,000 15,000	— — —	30,000/— 50,000/— —	— — —	— — —

Lawrence Scott Executive Vice President Chief Operating Officer	2005 2004 2003	180,000 172,338 161,431	225,000 175,000 110,000	13,200 1,200 —	— — —	20,000/— 32,500/— —	— — —	— — —

Cathy Robinson Executive Vice President Chief Financial Officer	2005 2004 2003	145,000 136,650 108,476	175,000 110,000 65,000	— — —	— — —	20,000/— 25,000/— —	— — —	— — —

Don Bigger Executive Vice President Chief Credit Administration Officer	2005 2004 2003	137,017 123,655 100,300	75,000 50,000 22,000	— — —	— — —	10,000/— 15,000/— —	— — —	— — —

Bruce Ford (3) Executive Vice President Chief Credit Officer	2005 2004 2003	158,827 — —	190,000 — —	— — —	— — —	10,000/— — —	— — —	— — —

(1)	Includes bonuses paid or to be paid during the subsequent year but accrued in the year indicated.
(2)	Includes Director fees in the case of Mr. Jamison and car allowances in the case of Mr. Scott. Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. The cost to us of providing such benefits to any individual executive officer during year ended December 31, 2005, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3)	Mr. Ford received a signing bonus of $100,000 during 2005 which is included in column (d) above.

*	A group life insurance policy is offered to all employees as part of our group benefit plans. There are no life insurance policies issued on our executive officers outside of said policy. In addition, the Company has bank owned life insurance. The Company owns the cash surrender value. A portion of the death benefit may be shared with key officers’ beneficiaries as outlined in separate split dollar agreements.

Option Grants in 2005

Options granted during 2005 under the 2005 Equity based Compensation Plan to any of the officers set forth in the preceding table are as follows:

Individual Grants in 2005

	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2005	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5% ($)	10% ($)
Edward Jamison	30,000	17.65%	31.55	7/21/2015	595,249	1,508,477
Lawrence Scott	20,000	11.76%	31.55	7/21/2015	396,833	1,005,651
Cathy Robinson	20,000	11.76%	31.55	7/21/2015	396,833	1,005,651
Bruce Ford	10,000	5.88%	31.55	7/21/2015	198,416	502,826
Don Bigger	10,000	5.88%	31.55	7/21/2015	198,416	502,826

Option/SAR Exercises and Year-End Value Table

The following table sets forth certain information concerning exercises of stock options under the Stock Option Plan by the named executive officers during the year ended December 31, 2005 and stock options held at year-end:

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal year End Option/SAR Value

(a)	(b)	(c)	(d)				(e)
	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)			Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name			Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Edward Jamison
Options	—	$—	80,000	/	—	$832,300	/	$—
SARS		$973,373	—	/	—	$—		$—

Lawrence Scott
Options	6,250	$165,250	23,205	/	46,000	$544,467	/	$433,060
SARS	—	$—	—	/	17,854	$—		$356,857

Cathy Robinson
Options	5,100	$142,800	22,854	/	40,000	$549,575	/	$333,400
SARS	—	$486,700	—	/	—	$—		$—

Don Bigger
Options	—	$—	5,552	/	22,000	$109,521	/	$199,920
SARS			—	/	—	$—		$—

Bruce Ford
Options	—	$—	—	/	10,000	—	/	$600
SARS	—	$—	—	/	—	$—		$—

(1)	The aggregate value has been determined based upon the closing prices for the Company’s Common Stock at date exercised or December 31, 2005, as applicable, minus the respective exercise price.

Equity Compensation Plan Information

The following table sets forth the status of option grants under the Company’s equity compensation plan as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	397,994	21.28	825,539
Equity compensation plans not approved by shareholders	—	—	—

Total	397,994	21.28	825,539

Employment Contracts and Termination of Employment and Change in Control Arrangements

The Bank entered into an employment agreement, dated as of November 1, 2004, with Edward M. Jamison, its Chief Executive Officer. The agreement expires on December 31, 2007, subject to the automatic extension provisions of the agreement. Under the employment agreement, Mr. Jamison is entitled to a base salary of $260,000, subject to adjustment by our Board of Directors.

If Mr. Jamison is terminated by Community Bancorp and/or Community Bank of Nevada without cause (as defined in the agreement), he will receive a lump sum severance payment equal to 24 months base salary then in effect plus two times the amount of Executive’s bonus for the year preceding the termination. Based upon Mr. Jamison’s current base salary and the amount of his bonus for 2005, the amount that would be payable to Mr. Jamison pursuant to such termination benefit would be $1,750,000.

Mr. Jamison will also be entitled under certain circumstances to receive a lump-sum change in control severance payment in an amount equal to (i) 36 months base salary then in effect plus (ii) three times the amount of Executive’s bonus for the year preceding the termination, less applicable state and federal withholdings. If a change in control (as defined in the agreement) closes while Mr. Jamison is employed during the term of his employment agreement, or if Community Bancorp and/or Community Bank of Nevada enters into an agreement for a change in control, or a change in control is announced or required to be announced while Mr. Jamison is employed, he will receive the change in control severance payment upon closing of the change in control. Alternatively, if Mr. Jamison’s employment during the term is terminated by Community Bancorp and/or Community Bank of Nevada without cause and within 12 months thereafter Community Bancorp and/or Community Bank of Nevada enters into an agreement for a change in control, or a change in control is announced or required to be announced, he will receive the change in control severance payment upon the closing of such change in control, less the amount of any termination payments already received. Based upon Mr. Jamison’s current base salary and the amount of his bonus for 2005, the amount that would be payable to Mr. Jamison pursuant to such change in control severance payment benefit would be $2,625,000.

The Bank entered into an employment agreement, dated as of November 1, 2004, with Lawrence K. Scott, its President and Chief Operating Officer. The agreement expires on December 31, 2007, subject to the automatic extension provisions of the agreement. Under the employment agreement, Mr. Scott is entitled to a base salary of $180,000, subject to adjustment by our Board of Directors.

The Bank also entered into an employment agreement, dated as of November 1, 2004, with Cathy Robinson, its Executive Vice President and Chief Financial Officer. The agreement expires on December 31, 2007, subject to the automatic extension provisions of the agreement. Under the employment agreement, Ms. Robinson is entitled to a base salary of $145,000, subject to adjustment by our Board of Directors.

If either Mr. Scott or Ms. Robinson is terminated by Community Bancorp and/or Community Bank of Nevada without cause (as defined in the agreement), he or she will receive a lump sum severance payment equal to 12 months base salary then in effect plus one times the amount of the executive’s bonus for the year preceding the termination. Based upon their current base salaries and the amount of their bonuses for 2005, the amount that would be payable to Mr. Scott and Ms. Robinson pursuant to such termination benefit would be $450,000 and $350,000, respectively.

Both Mr. Scott and Ms. Robinson will also be entitled under certain circumstances to receive a lump-sum change in control severance payment in an amount equal to (i) 24 months base salary then in effect plus (ii) two times the amount of Executive’s bonus for the year preceding the termination, less applicable state and federal withholdings. If a change in control (as defined in the agreement) closes while Mr. Scott or Ms. Robinson is employed during the term of his employment agreement, or if Community Bancorp and/or Community Bank of Nevada enters into an agreement for a change in control, or a change in control is announced or required to be announced while Mr. Scott or Ms. Robinson is employed, he or she will receive the change of control severance payment upon closing of the change in control. Alternatively, if Mr. Scott’s or Ms. Robinson’s employment during the term is terminated by Community Bancorp and/or Community Bank of Nevada without cause, and within 12 months thereafter Community Bancorp and/or Community Bank of Nevada enters into an agreement for a change of control, or a change in control is announced or required to be announced, he or she will receive the change in control severance payment upon closing of such change in control, less the amount of any termination payments already received.

Based upon their current base salary and the amount of their bonuses for 2005, the amount that would be payable to Mr. Scott and Ms. Robinson pursuant to such change in control severance payment benefit would be $900,000 and $700,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, executive officers and ten percent or more shareholders of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company’s equity securities. Officers, Directors and ten percent or more shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its executive officers, Directors and beneficial owners of ten percent or more of the Company’s equity securities appear to have been met.

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2005, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any Director (or nominee for Director) of the Company, executive officer of the Company, any shareholder owning of record or beneficially 5% or more of the Company’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

The Bank has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Bank’s Directors and officers and their associates, including transactions with corporations of which such persons are Directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2005 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

STOCK PERFORMANCE GRAPH

The graph below compares the percentage change in the cumulative shareholder return on the Company’s common stock during the period December 10, 2004 through period end December 31, 2005, rather than 5 previous years as the Company became a “registered” company as of December 10, 2004.

	Period Ending
Index	12/10/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05
Community Bancorp	100.00	104.26	85.83	105.69	112.40	107.70
Russell 2000	100.00	103.19	97.68	101.89	106.67	107.89
SNL Bank Index	100.00	102.72	95.90	98.87	96.76	104.12

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected McGladrey & Pullen, LLP as its independent public accountants for the fiscal year ending December 31, 2006. McGladrey & Pullen, LLP audited the Company’s financial statements for the years ended December 31, 2005 and 2004, and have been the Company’s accountants since 1995. It is anticipated that a representative of McGladrey & Pullen, LLP, will be present at the Company’s Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders. All professional services rendered by McGladrey & Pullen, LLP during 2005 were furnished at customary rates and terms.

Fees Paid to Independent Auditors

For 2005, the Audit Committee considered and deemed the services provided by McGladrey & Pullen, LLP the Company’s independent auditor, compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant. The following are the fees paid to McGladrey & Pullen, LLP and RSM McGladrey, Inc., an affiliate, during the fiscal years ended December 31, 2005 and 2004:

	2005	2004
Audit fees (1)	$516,000	$355,000
Audit-related fees (2)	8,000	—
Tax fees (3)	32,000	23,000

Total fees	$556,000	$378,000

(1)	For 2004, amount includes fees and costs associated with the initial public offering on Form S-1 including related consents and comfort letters and SAS 100 reviews. For 2005, includes audit of internal control over financial reporting, fees and costs associated with merger, including Form S-4 and issuing related consents, Reviews of Forms 10-Q and related SAS 100 reviews and review of Form S-8 and issuance of related consent.
(2)	Various accounting and reporting services, primarily related to merger.
(3)	For 2005 and 2004, amounts include fees associated with review of quarterly tax estimates, tax depreciation schedules and tax planning. 2005 also includes merger related tax consulting and short period tax return relating to acquired Bank.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2007 ANNUAL MEETING

Proxy Statement Proposals. Under the rules of the SEC, proposals that shareholders seek to have included in the Proxy Statement for the next Annual Meeting of Shareholders must be received by the Secretary of the Company not later than December 21, 2006.

Other Proposals and Nominations. The Company’s Bylaws govern the submission of nominations for Director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in the Company’s proxy statement for that meeting. Nominations for Director must be made in accordance with Section 13 of the Company’s Bylaws. Section 13 of the Company’s Bylaws is set forth in the Notice of Annual Meeting of Shareholders attached to this Proxy Statement.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s 2005 Annual Report containing audited financial statements is included in this mailing to shareholders.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. The Company electronically files the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement). It may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our website: www.communitybanknv.com. The Company posts these reports to its website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from the Company’s website is incorporated into this proxy statement.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

COMMUNITY BANCORP

/s/ CATHY ROBINSON
Cathy Robinson Secretary

Las Vegas, Nevada

April 18, 2006

APPENDIX “A”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (“Committee”) of the Board of Directors is composed of four independent directors. The members of the Committee are: Directors Stewart (Chairman), Bingham, Norton, and Taylor. Each member is an “independent director,” as defined by the NASDAQ rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, the Board of Directors has determined that Gary Stewart is an “audit committee financial expert,” as defined by the SEC rules.

The Committee held twelve (12) meetings during 2005. During the course of the year, the Committee reviewed the Audit Committee Charter which, among other things, provides the Committee with authority to (i) control directly the outside auditor, (ii) make hiring and termination decisions concerning the auditor, and (iii) approve all non-audit services.

The Committee oversees the financial reporting process for Community Bancorp (“Community”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61 and No. 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Community and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audit conducted, the internal controls used by Community, and the selection of Community’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Signed and adopted by the Audit Committee this 16th day of March, 2006.

/s/ GARY W. STEWART
Committee Chairman

/s/ JACOB D. BINGHAM
Director/Committee Member

/s/ CHARLES R. NORTON
Director/Committee Member

/s/ RUSSELL C. TAYLOR
Director/Committee Member

/s/ JACK WOODCOCK
Director/Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

A-1

APPENDIX “B”

REPORT OF THE COMPENSATION COMMITTEE

The purpose of the Compensation Committee is to compensate qualified, competent management; motivating executives to achieve a range of performance goals consistent with a business plan approved by the Board of Directors of the Company; and insuring that the financial costs of current or proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and stockholders’ interest.

The Compensation Committee considered the following criteria in recommending to the Board the compensation of the Chief Executive Officer as well as the approval of compensation of other executive officers of the Company and its subsidiaries:

1. The overall financial, market and competitive performance of the Company and its subsidiaries during the fiscal year under consideration after adjusting for economic conditions occurring during the year.

2. The level of and/or increases in earnings and return on equity without encouraging short-term profitability through unreasonable risk-taking or a deterioration of long-term asset quality.

3. Consideration of individual as well as combined measures of progress of the Company and its subsidiaries including the quality of the loan portfolio, the level of the changes in capital ratios, the overall growth of the Bank, the improvement in market share and franchise value, the improvement in share value measures, the level and improvement in earnings per share, the level of non-performing loans and real estate owned, efficiency ratio levels as compared to peer groups, the implementation and execution of strategic plans and other objectives as may be established by the Board of Directors of the Company.

4. The individual commitment of the Chief Executive Officer relative to overall management efficiency, inspirational leadership, professional involvement, civic activities, business development, and the maintenance of corporate stature enhancing the image of the Company and it subsidiaries in their market place.

5. The compensation and benefit levels of comparable positions to peer group institutions within the financial services industry, and similar asset and operating characteristics with a concentration on those institutions operating in the Company’s market.

The compensation arrangements and recommendations of the Compensation Committee include a base salary and a bonus component if the Executive’s performance is judged to warrant such a bonus.

The base compensation of Edward Jamison, the Chief Executive Officer of the Company and the Bank, was established at $300,000 in January, 2005, and remained at that level until January, 2006, after which it was increased to $400,000. Mr. Jamison’s compensation level, determined consistent with the before mentioned criteria, was based on an examination of peer group comparisons relative to salary and bonus compensation for chief executive officers. Mr. Jamison’s performance is measured by the profit, capital position, asset quality, franchise value development, results of the investment activities, strategy execution, and efficiency of the Company and the Bank, as well as the other measures of executive compensation so noted in determining his specific compensation. Mr. Jamison was awarded a bonus of $475,000 for his service during 2005, paid in January 2006, based on his overall performance as well as other activities which ensued during the course of the year.

With respect to the other executive officers of the Company and its subsidiaries, the Compensation Committee considered salary and bonus recommendations prepared by the President and the Chief Executive Officer to establish 2005 compensation. The salary adjustment recommendation and bonus was based on the Company’s overall performance in the past year as well as an analysis of competitive compensation levels necessary to maintain and attract quality personnel.

B-1

Following extensive review and approval by the Compensation Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Mr. Jamison does not participate in the review of his compensation.

Signed and adopted by the Compensation Committee this 16th day of March, 2006.

/s/ JACK WOODCOCK
Committee Chairman

/s/ JACOB D. BINGHAM
Director/Committee Member

/s/ CHARLES R. NORTON
Director/Committee Member

/s/ GARY W. STEWART
Director/Committee Member

/s/ RUSSELL C. TAYLOR
Director/Committee Member

B-2

REVOCABLE PROXY—COMMUNITY BANCORP

ANNUAL MEETING OF SHAREHOLDERS—May 18, 2006

The undersigned shareholder(s) of Community Bancorp (the “Company”) hereby appoints, constitutes and nominates Edward Jamison, Lawrence Scott and Cathy Robinson, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Community Bank of Nevada, City Centre Office, 400 S. 4th Street, Suite 110 Las Vegas, Nevada on Thursday, May 18, 2006 at 12:00 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.	Election of Directors. To elect the following seven (7) persons to the Board of Directors of the Company to serve for a one (1) year term and until their successors are elected and qualified:

Jacob D. Bingham	Edward M. Jamison	Lawrence K. Scott	Jack Woodcock
Charles R. Norton	Gary W. Stewart	Russell C. Taylor

☐ FOR all nominees listed above (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed above

A shareholder may withhold authority to vote for any nominees by lining through or otherwise striking out the name of such nominee.

2.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is properly presented at the Annual Meeting, this Proxy shall be voted in accordance with the judgment of the proxy holders. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.

Date:

Signature(s)

Number of Shares

I (We) will ☐ will not ☐ attend the Annual Meeting of Shareholders in person

NOTE: Please sign your full name. Joint owners should each sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.